THE PATIENT INVESTOR

Quarterly Report
December 31, 2012

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund invest in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests in common stocks of companies of any size and is a non-diversified fund, which means its investments are concentrated in fewer stocks than diversified funds. Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment. Ariel International Equity Fund and Ariel Global Equity Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for the Funds may be obtained by visiting our website, arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

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ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk See How Every Dollar Counts

For 2013, you can contribute a maximum of $5,500 ($500 more than in 2012) into your IRA. This new increase allows you to save even more towards your nest egg.

Look at the impact that contributing a little more each month can have on your retirement savings.

Any increase, regardless of how small, can help you reach your goals over the long run. Remember, investing is a marathon, not a sprint.

Note: A program of regular investing does not assure a profit or protect against loss in a declining market. The hypothetical example shows the benefits of an IRA program and assumes regular monthly investments over 1-, 5-, 10-, 15- and 20-years at an 8% annual return. The example does not account for any fees or expenses, and therefore returns from an actual investment would be lower. It is illustrative only and is not indicative of any specific return you may receive from a particular investment.

					Annualized
	Quarter		1 Year		3 Year		5 Year		10 Year		20 Year		Since Inception
Ariel Fund (inception 11/6/86)
Investor Class	+	4.09%	+	20.32%	+	10.35%	+	2.59%	+	6.87%	+	9.22%	+	10.75%
Institutional Class	+	4.21	+	20.75	+	10.48	+	2.66	+	6.90	+	9.24	+	10.76
Russell 2500TM Value Index	+	4.14	+	19.21	+	12.87	+	4.54	+	10.20	+	10.82	+	11.03
Russell 2000® Value Index	+	3.22	+	18.05	+	11.57	+	3.55	+	9.50	+	10.18	+	10.33
S&P 500® Index	–	0.38	+	16.00	+	10.87	+	1.66	+	7.10	+	8.22	+	9.46
Ariel Appreciation Fund (inception 12/1/89)
Investor Class	+	2.35%	+	19.35%	+	9.77%	+	5.02%	+	7.86%	+	9.69%	+	10.24%
Institutional Class	+	2.44	+	19.62	+	9.85	+	5.06	+	7.88	+	9.70	+	10.25
Russell Midcap® Value Index	+	3.93	+	18.51	+	13.39	+	3.79	+	10.63	+	10.84	+	11.02
Russell Midcap® Index	+	2.88	+	17.28	+	13.15	+	3.57	+	10.65	+	10.28	+	10.72
S&P 500® Index	–	0.38	+	16.00	+	10.87	+	1.66	+	7.10	+	8.22	+	8.57
Ariel Focus Fund (inception 6/30/05)
Investor Class	–	0.08%	+	11.42%	+	5.48%	+	0.33%		–		–	+	2.10%
Institutional Class	–	0.05	+	11.65	+	5.56	+	0.38		–		–	+	2.13
Russell 1000® Value Index	+	1.52	+	17.51	+	10.86	+	0.59		–		–	+	3.79
S&P 500® Index	–	0.38	+	16.00	+	10.87	+	1.66		–		–	+	4.62
Ariel Discovery Fund (inception 1/31/11)
Investor Class	–	1.98%	+	15.65%		–		–		–		–	+	2.17%
Institutional Class	–	1.88	+	16.09		–		–		–		–	+	2.38
Russell 2000® Value Index	+	3.22	+	18.05		–		–		–		–	+	5.85
S&P 500® Index	–	0.38	+	16.00		–		–		–		–	+	7.92
Ariel International Equity Fund (inception 12/30/11)
Investor Class	+	6.79%	+	4.34%		–		–		–		–	+	4.32%
Institutional Class	+	6.95	+	4.60		–		–		–		–	+	4.58
MSCI EAFE® Index	+	6.60	+	17.90		–		–		–		–	+	17.85
Ariel Global Equity Fund (inception 12/30/11)
Investor Class	+	5.29%	+	5.50%		–		–		–		–	+	5.48%
Institutional Class	+	5.37	+	5.79		–		–		–		–	+	5.77
MSCI AC World IndexSM	+	3.01	+	16.80		–		–		–		–	+	16.75

The inception date for the Institutional Class shares of all Funds is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of a Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of a Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of its Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Descriptions for the indexes can be found in the individual fund summaries in the report.

arielinvestments.com	2	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending December 31, 2012, Ariel Fund’s +4.09% rise narrowly trailed the Russell 2500 Value Index’s +4.14% return, and yet it bested the Russell 2000 Value Index, which rose +3.22%. While our consumer discretionary names positively impacted the portfolio, five out of our six health care holdings were detractors. Despite this short-term setback, we remain bullish on the sector.

Meanwhile, Ariel Appreciation Fund earned +2.35% during the three-month period, but this gain fell short of both the Russell Midcap Value Index, which grew +3.93%, as well as the Russell Midcap Index, which rose +2.88%. Here our health care holdings hurt and avoiding utilities helped marginally.

While fourth quarter results are indeed relevant, the real story is the year. Accordingly, for the 12 months ending December 31, 2012, Ariel Fund surged +20.32% versus +19.21% for the Russell 2500 Value Index and +18.05% for the Russell 2000 Value Index. And, in the case of our mid cap fund, Ariel Appreciation Fund earned +19.35% versus +18.51% for the Russell Midcap Value Index and +17.28% for the Russell Midcap Index. It is worth noting that for both funds, the real boost came from strong stock-picking in the financial services sector.

The Safety Bubble
When it comes to the world of investing, if there is one piece of jargon we have all come to know, it is the concept of “the bubble.” The only problem is that most bubbles are only truly comprehended after the damage has been done. In recent years, we have seen some memorable bubbles come and go. Of course, there was the infamous Internet bubble that jump-started the new millennium only to savagely burst after dot-com became synonymous with dot-bomb. Then there was the energy bubble—oil surging to $147 a barrel by July 2008 only to deflate to less than $40 by December of that same year. And who can forget the housing bubble whose toxic mortgages took home ownership to unprecedented levels only to then nearly take down the entire financial system. Recently we have taken notice of another bubble that is counterintuitive by its very nature but as problematic as any of the aforementioned debacles. More specifically, we have grown increasingly uncomfortable with the conservatism that has overtaken the markets since the depths of the financial crisis—a phenomenon that has become known as “the safety bubble.”

For one, when investors rush to gold you know a “sky is falling” mentality has taken hold. From March 1987 through May 2005, gold returned 0%—yes, ZERO for nearly two decades. From there, starting at $420 a Troy Ounce, it doubled to more than $800 by early 2008, only to more than double again to $1,787 an ounce in 2012. Investor infatuation with gold is a fear trade—since hard assets are generally viewed as a hedge against stocks and inflation.

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Then there are the ultra-safe U.S. Treasuries that have literally crushed equities over the last half-decade. More specifically, since 2008, 10-Year Treasury Bonds1 have averaged a +7.39% return, which compares to an anemic +1.66% annualized gain for the S&P 500 Index over the same period. Meanwhile, despite our country’s first-time downgrade in 2011 and the incessant talk of a possible U.S. default, the full faith and credit of the United States still carries a lot of weight around the world as evidenced by the crowded trade that has resulted in such shockingly low yields on our short-term debt. For example, according to Bloomberg Businessweek, “…a one-month Treasury bill has an annualized return averaging just 0.05% over the past year…At that rate, an investor…could double his or her money in—wait for it—1,387 years.”2 And of course that real return is actually negative once inflation is factored in.

In our view, this desperate desire for security in what many believe to be an unsafe world has driven excessive behavior that now can only be considered downright dangerous. Take the stampede into bonds. The Wall Street Journal reports, “During the past three years, investors globally have poured nearly $700 billion into bond funds, while pulling nearly $300 billion out of stock funds.”3 And this move is not limited to individual investors. In fact, investment committees equally abhorrent of risk have also favored the perceived safety of fixed income as well as hedge funds (the latter, on average, have underperformed broad stock market indices as a direct result of their cautious stances). The same Journal article goes on to warn: “Bonds of all stripes have gotten so expensive—and the yields, which move in the opposite direction of price, so low—that investors are almost guaranteed to be disappointed.”4 To this point, we recently heard one economist describe the lurking danger as follows: “By piling into bonds at this late stage, investors are trading the possibility of losing money with the near certainty of doing so.” Beyond this unwanted fate, investors who have taken this “safer” course have left a great deal of money on the table. While stocks have doubled from the March 9, 2009 market bottom, “[o]ver that same period, the J.P. Morgan U.S. Aggregate Bond Index returned just +28 percent.”5

In Defense of Active Share
Beyond the returns amongst the various asset classes, the actions of asset managers in recent years personify caution. Once again The Wall Street Journal perfectly summed up the situation when it noted that “…[most managers] build portfolios that nearly mimic common benchmarks, possibly because they are afraid of losing their jobs if they trail their peers.”6 While some believe this stance will ensure job security, it is also likely to guarantee performance mediocrity, because the only way to beat a benchmark is not to look like one. Even famed bond fund manager PIMCO has studied “closet indexing,” also known as “benchmark hugging.” In an October 2012 report, the bond giant graphically depicted how “managers have become less active over time…[with] high conviction active managers represent[ing] less than 20% of all assets…[while] closet indexers account for one third of all equity fund assets.”

It is against this backdrop that we wholeheartedly embrace the concept of active share, which is a statistical measure indicating how alike or different a portfolio is versus its benchmark. In this context, an active share of 1 means the portfolio is nearly identical to the benchmark while an active share of 100 suggests no similarities. We believe our clients pay us to be active, so our contrarian, benchmark-agnostic approach is intentionally designed to do just that. More specifically, in the case of Ariel Fund our active share is 97 and for Ariel Appreciation Fund, our active share clocks in at 96. Our respected value peers also earn the same high scores.

Now we know some are uncomfortable with high active share portfolios and deem them inherently more risky because there will be times when their original positioning will put them out of sync with benchmarks and peers. To this point, many institutional investors turn the spirit of active share upside down with a metric called tracking error—a term whose very name admonishes those who take the road less travelled. Although we know from first-hand experience that there will be times when a high active share portfolio can be out of sync, as Barron’s writes, “Fund managers who dig deep and take intelligent risks consistently beat rivals who stick close to benchmark indexes,”7 and “…actually do outperform their benchmarks.”8 Our near 30-year small cap track record is a testament to just that.

arielinvestments.com	4	800.292.7435

Outlook—A Return to Normal
We are excited about the prospects for the stock market as well as our portfolios as we embark on a new year. In our view, despite the gains that have already occurred, we are still in the early innings of a recovery. Our optimism is actually tied to three possibilities. First, we expect unemployment to continue to drift lower and ultimately return to more normal levels (6% or so) in the coming years. And more and more Americans eventually returning to work should help spur anemic economic growth rates. In some ways, we consider these factors an inevitable return to normal. Second, as The New York Times recently surmised, “The current rally may still have legs precisely because many investors have so far failed to participate in it.”9 Third, poor bond returns should eventually lead money back to the stock market. Our friend, Ed Mathias of the Carlyle Group, has dubbed this a “melt up.” That is, as money melts down out of bonds, it pours into stocks, which will ultimately drive up share prices. In our view, one of these scenarios playing out suggests a positive outcome for the stock market—all of them would be a boon.

Portfolio Comings and Goings
In the fourth quarter, we added three new positions to Ariel Fund. We initiated a position in energy services company Bristow Group Inc. (BRS), which provides more than 550 helicopters to service offshore oil and gas rigs. As the industry moves further and further offshore to extract fuel, we believe Bristow stands to benefit significantly. In addition, we purchased Anixter Intl Inc. (AXE), a long-term holding in our small and small/mid separate account products. Anixter is a leading distributor of communications products, wire and cable. Its size and scale allow the company to earn superior returns relative to its smaller competitors. Anixter is working diligently to expand its product set to include higher margin businesses, such as high technology network equipment and security products. Lastly, we added casino game operator WMS Industries Inc. (WMS) to Ariel Fund. Currently a holding in Ariel Discovery Fund, the company has a competitive advantage due to three primary factors: a well-recognized and innovative product portfolio, solid relationships with major customers, and its status as a major participant in a highly-regulated industry with major barriers to entry. With solid profitability, growth potential from new products and an improving economy as well as a current price at book value, we view WMS as presenting an attractive opportunity. We did not eliminate any positions during the quarter.

In Ariel Appreciation Fund, we purchased natural oil and gas company Contango Oil & Gas Co. (MCF), a current holding in Ariel Fund and Ariel Discovery Fund. Despite its small size, Contango is able to compete with the larger players in the industry through a focused asset approach, lean operations and solid capital allocation. Contango is among the lowest cost offshore producers in the oil and gas industry. We also exited carpet and tile manufacturer, Mohawk Industries, Inc. (MHK) in order to pursue more compelling opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

1  Investing in equity stocks is risky and subject to the volatility of the markets and investing in small cap and mid-cap stocks is more risky and more volatile than investing in large cap stocks. Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

2  Bloomberg BusinessWeek, December 24-January 6, 2013, page 70.

3  The Wall Street Journal, January 2, 2013, page R20.

4  The Wall Street Journal, January 2, 2013, page R20.

5  Bloomberg BusinessWeek, December 24-January 6, 2013, page 71.

6   The Wall Street Journal, January 12-13, 2013, page B7.

7   Barron’s, January 14, 2013, page 7.

8   Barron’s, January 14, 2013, page L4.

9  The New York Times, January 6, 2013, page 6.

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Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in small- to medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2012
	4th Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+4.09%	+20.32%	+10.35%	+2.59%	+6.87%	+9.22%	+10.75%
Institutional Class+	+4.21%	+20.75%	+10.48%	+2.66%	+6.90%	+9.24%	+10.76%
Russell 2500TM Value Index	+4.14%	+19.21%	+12.87%	+4.54%	+10.20%	+10.82%	+11.03%
Russell 2000® Value Index	+3.22%	+18.05%	+11.57%	+3.55%	+9.50%	+10.18%	+10.33%
S&P 500® Index	–0.38%	+16.00%	+10.87%	+1.66%	+7.10%	+8.22%	+9.46%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index

Consumer discretionary	38.16	12.29	12.47	13.39

Financial services	29.34	32.57	36.87	16.96

Health care	14.66	6.18	4.64	11.84

Producer durables	7.43	13.60	13.05	10.54

Materials & processing	5.07	8.16	7.49	3.98

Energy	2.79	6.78	5.96	11.00

Consumer staples	2.14	2.36	2.22	9.22

Technology	0.41	8.30	10.44	16.73

Utilities	0.00	9.77	6.86	6.33

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)
Investor Class	1.06%
Institutional Class (annualized)	0.68%

TOP TEN EQUITY HOLDINGS

1	Gannett Co., Inc.	4.0%	6	KKR & Co. L.P.	3.7%
2	Janus Capital Group Inc.	3.8%	7	Charles River Laboratories Intl Inc.	3.5%
3	Lazard Ltd	3.8%	8	Jones Lang LaSalle Inc.	3.4%
4	Interpublic Group of Cos., Inc.	3.8%	9	International Speedway Corp.	3.3%
5	First American Financial Corp.	3.7%	10	Hospira, Inc.	3.2%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	6	800.292.7435

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2012
	4th Quarter	1 Year	3 Year	5 Year	10 Year	20 Year	Life of Fund
Investor Class	+2.35%	+19.35%	+9.77%	+5.02%	+7.86%	+9.69%	+10.24%
Institutional Class+	+2.44%	+19.62%	+9.85%	+5.06%	+7.88%	+9.70%	+10.25%
Russell Midcap® Value Index	+3.93%	+18.51%	+13.39%	+3.79%	+10.63%	+10.84%	+11.02%
Russell Midcap® Index	+2.88%	+17.28%	+13.15%	+3.57%	+10.65%	+10.28%	+10.72%
S&P 500® Index	–0.38%	+16.00%	+10.87%	+1.66%	+7.10%	+8.22%	+8.57%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel Appreciation Fund†	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financial services	37.81	30.89	21.35	16.96

Consumer discretionary	33.37	10.01	17.28	13.39

Health care	16.11	6.99	9.07	11.84

Producer durables	6.43	11.27	13.26	10.54

Technology	2.84	8.74	11.62	16.73

Energy	1.95	8.97	7.23	11.00

Consumer staples	1.49	4.85	6.08	9.22

Materials & processing	0.00	6.57	7.31	3.98

Utilities	0.00	11.70	6.81	6.33

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)
Investor Class	1.17%
Institutional Class (annualized)	0.99%

TOP TEN EQUITY HOLDINGS

1	Lazard Ltd	4.4%	6	Viacom, Inc.	3.5%
2	Interpublic Group of Cos., Inc.	4.3%	7	Jones Lang LaSalle Inc.	3.4%
3	First American Financial Corp.	4.2%	8	Zimmer Holdings, Inc.	3.3%
4	Northern Trust Corp.	4.0%	9	AFLAC Inc.	3.2%
5	Thermo Fisher Scientific Inc.	3.9%	10	Blackstone Group L.P.	3.2%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees. Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of mid-cap companies. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

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Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: In the fourth quarter of 2012, Ariel Focus Fund modestly underperformed its benchmark and modestly outperformed the broad market. The Fund slipped -0.08% versus an increase of +1.52% for the Russell 1000 Value Index and a decrease of -0.38% for the S&P 500 Index. For the full year, Ariel Focus Fund was up +11.42%, compared to +17.51% for the Russell 1000 Value Index and +16.00% for the S&P 500 Index.

Generally, the sectors that helped and hurt performance in the fourth quarter were the same sectors that had affected performance all year. Financial stocks, particularly the investment banks and alternative asset managers, helped performance in the quarter and for the full year. Meanwhile, consumer discretionary stocks continued to be a drag on performance in the quarter as they were for the year. Specifically, for-profit educator Apollo Group, Inc. (APOL) fell -27.99% from already depressed levels. Plus, although big-box retailer Target Corp. (TGT) performed well most of 2012, it fell in the fourth quarter, declining -6.24% as the market became concerned about weak Christmas sales for brick and mortar retailers.

Perhaps our biggest negative surprise in the quarter came from payment specialist Western Union Co. (WU). The company lost key partners in the important money transfer corridors connecting the U.S. to Mexico, Latin America and the Caribbean. This area represents just 8% of the company’s revenue and most of the business actually remains in place, but shares fell -24.60% for the quarter on the news. While we were disappointed in the way management handled this situation, we believe the market has overreacted. We think Western Union has a wide moat business with industry-leading market share, margins and return on capital. Now trading at less than 10x depressed 2013 earnings, we are bullish on the company’s future and added to our position in the fourth quarter.

Before turning to our 2013 outlook we would like to address a question we hear frequently regarding catalysts. When a value stock languishes, many often ask: “How do you know the stock will not stay cheap? What is the catalyst that will unlock the value?” Today’s equity investors do not appear to be fans of Agatha Christie; they dislike mysteries. They want to know up front how the story ends.

arielinvestments.com	8	800.292.7435

Our thinking on catalysts was shaped by the original value investor, Ben Graham. In 1955, Graham was asked to testify before a Congressional Committee. The Chairman of the Committee, J.W. Fulbright, and Graham discussed the nature of the catalyst:

The Chairman: When you find a special situation and you decide…that you can buy for 10 and it is worth 30…and then you cannot realize it until a lot of other people decide it is worth 30, how is that process brought about…what happens?

Ben Graham: That is one of the mysteries [!] of our business, and it is a mystery to me as well as to everybody else. We know from experience that eventually the market catches up with value. It realizes it in one way or another.

The key idea is that no one knows what will close the gap between price and value. If the catalyst was obvious, the gap would be unlikely to exist. But eventually, if one is patient, a stock will trade for the present value of its future cash flows. Value investors spend their time looking for discrepancies between price and value, not at the forces that will bring them together.

Last quarter we highlighted “value tech” names such as Dell Inc. (DELL) because they were trading for significantly less than their intrinsic value. We were confident in our valuation analysis but acknowledged publicly that the investments might require patience as they lacked obvious catalysts. As of January 16, 2013, Dell is up +24.63% year-to-date on credible reports that Dell is considering a leveraged buyout (LBO). Such a transaction is possible only because Dell has strong underlying cash-flows that lie at the heart of our intrinsic value calculation. Even if the company is not sold in an LBO, it might do a “self-help deal” where it uses existing cash and some new debt to tender for its own shares. Although unrecognized by the market, we believe there is significant value in its Dell Financial Services (“DFS”) business. DFS could be sold or recapitalized on its own. As such, we remain confident that the underlying Dell value will be realized—one way or another.

Looking forward to 2013, we anticipate less risk aversion. Investors moving out of stocks and into bonds in an attempt to reduce risk and volatility has made stocks more attractive relative to bonds than almost any time in our financial careers. A simple illustration of this valuation anomaly is the 10-year U.S. Treasury Bond1 yielding just less than 2% while the dividend yield on a blue chip company like Johnson & Johnson (JNJ) is 3.3%. With inflation considered, investors are paying the U.S. Treasury to hold their money. We like Uncle Sam, but we can hold our own money.

We are finally seeing signs that the move from stocks to bonds may be coming to an end. Thomson Reuters Lipper Fund Flows show that over the two weeks ended January 16th, stock mutual funds had their strongest inflows since April 2000. Investment committees have seen their stocks dramatically outperform their bond portfolios in recent years. General concern over a bond bubble is seeping into the public psyche. For instance, a recent Google search of “bond bubble” generated more than 13 million hits.

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If the shift from stocks to bonds were to stop or, better yet, reverse, it would have important implications. While the value of a stock is ultimately determined by its cash-flows, in the short run, inflows into equity mutual funds and increases in institutional equity allocations would bid up the price of U.S. stocks. Equity inflows would also improve the market for initial public offerings, giving our alternative asset managers better exit opportunities. In some ways it is remarkable that the S&P 500 Index has been able to rise almost +130% from the market lows of 2009 despite continued allocation away from equities. A reversal of this trend would provide a meaningful tailwind for the stock market this year.

We begin 2013 excited about the opportunity represented by our portfolio. Ariel Focus Fund ended 2012 trading at a forward PE ratio of 10.5x compared to 12.0x for our benchmark and 13.2x for the broad market. We have built this value portfolio without sacrificing balance sheet quality as our companies have an average interest coverage ratio of 7.6x versus 5.3x for the benchmark and 7.4x for the broad market. Altogether, we believe we are reading the final pages in the history of a period of unprecedented capital market risk aversion. We will be happy to read the new chapter even if we cannot tell you all the details of the story ahead of time.

Portfolio Comings and Goings
In the fourth quarter, we initiated a position in National Oilwell Varco (NOV), a leading manufacturer of mechanical equipment for the oil and gas industry. The company has a dominant position within the offshore rig construction market (particularly in deep water) and is a top supplier of equipment for shallow-water and onshore rigs. The company also serves as a distributor of oilfield supplies through a large network of service centers across the globe. We did not eliminate any positions during the quarter.

We appreciate your consideration and the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

1
Investing in equity stocks is risky and subject to the volatility of the markets and investing in small cap and mid-cap stocks is more risky and more volatile than investing in large cap stocks. Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income. Treasury bonds are issued by the government of the United States. Payment of principal and interest is guaranteed by the full faith and credit of the U.S. government, and interest earned is exempt from state and local taxes.

arielinvestments.com	10	800.292.7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The Fund pursues long-term capital appreciation.1

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2012
	4th Quarter	1 Year	3 Year	5 Year	Life of Fund
Investor Class	–0.08%	+11.42%	+5.48%	+0.33%	+2.10%
Institutional Class+	–0.05%	+11.65%	+5.56%	+0.38%	+2.13%
Russell 1000® Value Index	+1.52%	+17.51%	+10.86%	+0.59%	+3.79%
S&P 500® Index	–0.38%	+16.00%	+10.87%	+1.66%	+4.62%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel Focus Fund†	Russell 1000 Value Index	S&P 500 Index

Financial services	33.76	27.82	16.96

Consumer discretionary	19.31	8.64	13.39

Health care	13.09	11.53	11.84

Technology	12.50	6.00	16.73

Energy	9.57	16.08	11.00

Producer durables	6.87	9.10	10.54

Consumer staples	4.90	6.83	9.22

Materials & processing	0.00	4.01	3.98

Utilities	0.00	9.99	6.33

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)*	Investor Class	Institutional Class**
Net	1.25%	1.00%
Gross	1.58%	1.29%

TOP TEN EQUITY HOLDINGS

1	Microsoft Corp.	5.2%	6	Goldman, Sachs & Co.	4.6%
2	Morgan Stanley	5.1%	7	Target Corp.	4.6%
3	Lockheed Martin Corp.	4.9%	8	Western Union Co.	4.3%
4	Zimmer Holdings, Inc.	4.9%	9	Omnicom Group Inc.	4.2%
5	Walgreen Co.	4.9%	10	Exxon Mobil Corp.	4.2%

1As of 02/01/2013 Ariel Focus Fund has the ability to invest in common stocks of companies of any size.
+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2014.
**Annualized
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

11

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: Despite uncertainty over the domestic and foreign economic environments, the Presidential Election, and ultimately the “fiscal cliff” negotiations, U.S. stocks generally performed quite well in 2012. Corporations continue to be in exceptional shape—with significant cash balances at many firms—and growth has been consistent though more muted than hoped. Stocks’ undemanding valuations led to a solid +16.00% gain for the S&P 500 Index, with returns for most of the broad U.S. indexes near that level. Ariel Discovery Fund returned +15.65% for the year, compared to +18.05% for the Russell 2000 Value Index.

The Fund, which had started the year exceptionally well, had a difficult fourth quarter, losing -1.98% compared to a gain of +3.22% for the Russell 2000 Value Index and a loss of -0.38% for the S&P 500 Index. This shortfall was due to some stock- specific trading activity, rather than any industry or sector-driven themes. Our best performers during the quarter were Tessera Technologies, Inc. (TSRA), which returned +21.08%; Team, Inc. (TISI), up +19.43%; and Simpson Manufacturing Co., Inc. (SSD), which gained +15.94%. On the downside were ARC Document Solutions Inc. (ARC) —formerly American Reprographics, losing -40.05%; Vical Inc. (VICL), down -32.79%; and Sigma Designs, Inc. (SIGM), which dropped -22.08%.

For the full year, our best performing stock was Market Leader, Inc. (LEDR), which gained +138.18%. Also nearly doubling was AV Homes, Inc. (AVHI), up +98.05%, along with First American Financial Corp. (FAF), which returned +93.66%. On the downside were ARC Document Solutions, down -44.23%; Orion Energy Systems, Inc. (OESX), losing -43.73%; and Mitcham Industries, Inc. (MIND), which dropped -37.59%.

Ariel Discovery Fund Results Ended December 31, 2012
			Since
	4Q12	1 Year	01/31/11
			Inception
Ariel Discovery Fund	-1.98%	+15.65%	+2.17%
Russell 2000 Value Index	+3.22%	+18.05%	+5.85%
S&P 500 Index	-0.38%	+16.00%	+7.92%

Turtles and Penguins
As you know, Ariel’s corporate logo is a tortoise. We pride ourselves on being among the most patient investment managers. Not only are we long-term owners of companies, we are also patient and disciplined when we build a position – only willing to buy at a price representing what we believe to be a deep discount to intrinsic value. Often we will identify a company which we would like to own but will wait weeks or even months for the opportunity to buy at the right price.

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At the same time, we are independent thinkers and are willing to be contrarian when we have done our homework to understand the fundamentals of a potential investment and believe that we can buy the stock with a margin of safety1. We do not need the “waters to be clear,” with perfect visibility into the state of the economy, the reception of a company’s new products, industry trends, or other variables which affect a company and its stock price. In our deep value portfolios, our goal is to buy at prices low enough, usually relative to asset value, that we do not need economic strength or other tailwinds in order to have a successful investment. If we do that effectively, such positive events become “icing on the cake.”

This leads me to a story I believe illustrates the mindset among business leaders and investors. During the last quarter, we met with a large number of our portfolio holdings’ management teams. A common theme we heard, and have also heard on numerous company conference calls, is that CEOs and CFOs are cautiously optimistic about business trends, but are worried that others—be it their customers, suppliers or other partners—will curtail investment and spending further due to fears about political gridlock, European softness or other headline-grabbing risks.

While not owned in Ariel Discovery Fund due to size and liquidity issues, one company we know well and hold in our micro-cap portfolio is Edgewater Technology Inc. (EDGW), a Boston-area strategic consulting firm. Edgewater is led by CEO Shirley Singleton, CTO David Clancey and CFO Tim Oakes. In a December meeting, our discussion naturally turned to the economic environment and the hesitation among business leaders to commit to major capital spending projects. David Clancey, a savvy veteran of some 30 years in the technology world and a co-founder of Edgewater 20 years ago, described the environment this way:

Mr. Clancey had recently seen a television show about penguins and their quest to survive in the Antarctic. A raft (a group of penguins at sea) stood on an ice floe looking into the water for fish to eat. One brave soul dove into the water, only to be promptly eaten by a killer whale. The rest of the raft, acting like risk-averse business leaders, huddled in the center of the ice due to justifiable fear. Eventually, hunger began to take over, and the penguins crept to the edge, looking for a meal but also keeping a wary eye out for risk. Finally, one penguin dove in, caught a fish, and popped back up on the ice. Almost instantaneously, the entire raft dove into the water in search of a meal.

With the fiscal cliff deal negotiated on January 1, we believe the certainty of the tax law, despite flaws seen in its language by both sides of the aisle, is the first major step in making business leaders feel the waters have cleared. Our expectation is that capital spending will soon accelerate, the economic mood will improve, and job growth will begin to solidify. Some of our companies which stand to benefit from this improved environment are Orion Energy Systems, PCTEL, Inc. (PCTI), and AV Homes, just to name a few.

1
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

13

However, if we are wrong and the waters again become murky, we believe these stocks remain cheap enough and have the financial strength to weather a continued choppy and uncertain environment. We anticipate a much improved economic future, but as deep value investors, we continually have an eye out for risk. In our view, the portfolio is well-positioned to take advantage of economic tailwinds, if they materialize, but remains attractive even in their absence.

Portfolio Comings and Goings
We added three new positions to the portfolio during the quarter, while none were eliminated. This increased the number of companies held to 35 at year-end. The new names were:

Pendrell Corp. (PCO) – Pendrell is an intellectual property investment and advisory services firm based in Kirkland, WA. Formerly known as ICO Global Communications, the company has transformed itself from a satellite company with significant leverage to an IP company with over $200 million in net cash, $2.7 billion in Net Operating Loss (NOL) carry-forwards, and a valuable patent portfolio to go along with a thriving advisory and consulting business. With virtually no Wall Street coverage, we believe we have discovered a unique company with tremendous upside potential and solid asset-based downside protection.

Furmanite Corp. (FRM) – Houston-based Furmanite is a global provider of construction, maintenance and repair services on high-temperature and high-pressure piping systems. The company provides a global offering of services with offices on 6 continents with over 70 locations. Its geographical span is a major competitive advantage because it allows the company to negotiate global service contracts with large customers. Furmanite stock had been under pressure as the company’s earnings have been weak due to soft demand in Europe and an inefficient cost structure. While the market appears to be focused on the short-term, we believe the company remains well positioned to benefit from global infrastructure growth and increased service offerings.

ORBCOMM Inc. (ORBC) – Based in Fort Lee, NJ, ORBCOMM operates a global satellite communication system, which enables customers to track, control and communicate with fixed and mobile assets anywhere in the world. We have owned ORBCOMM stock in our micro-cap portfolio, and believe that with the planned launch of its new satellite constellation, the company offers significant growth potential while trading in line with its net asset value.

We appreciate the opportunity to serve you and welcome your questions or comments. Feel free to contact us at email@arielinvestments.com.

arielinvestments.com	14	800.292.7435

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation and searches for a margin of safety1 by investing in small companies trading at significant discounts to their instrinsic values.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2012
	4th Quarter	1 Year	Life of Fund
Investor Class	–1.98%	+15.65%	+2.17%
Institutional Class+	–1.88%	+16.09%	+2.38%
Russell 2000® Value Index	+3.22%	+18.05%	+5.85%
S&P 500® Index	–0.38%	+16.00%	+7.92%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel Discovery Fund†	Russell 2000 Value Index	S&P 500 Index

Consumer discretionary	23.80	12.47	13.39

Financial services	20.62	36.87	16.96

Technology	16.58	10.44	16.73

Energy	10.89	5.96	11.00

Producer durables	10.86	13.05	10.54

Materials & processing	9.89	7.49	3.98

Utilities	3.80	6.86	6.33

Health care	3.56	4.64	11.84

Consumer staples	0.00	2.22	9.22

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2012)*	Investor Class	Institutional Class**
Net	1.50%	1.25%
Gross	5.18%	4.78%

TOP TEN EQUITY HOLDINGS

1	Mitcham Industries, Inc.	5.5%	6	International Speedway Corp.	4.1%
2	Contango Oil & Gas Co.	4.7%	7	Madison Square Garden Co.	4.1%
3	First American Financial Corp.	4.7%	8	PCTEL, Inc.	3.7%
4	XO Group Inc.	4.5%	9	Cowen Group, Inc.	3.4%
5	Market Leader, Inc.	4.4%	10	Vical Inc.	3.3%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.
*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class and 1.25% for the Institutional Class through the end of the fiscal year ending September 30, 2014.
**Annualized
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell® is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

15

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Equity Fund and Ariel Global Equity Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: Stocks around the globe had a very strong year in 2012, including the fourth quarter. They overcame significant headwinds, especially the European debt mess and fears of a double dip recession. Admittedly our portfolios did not keep pace, as our skepticism regarding resolution (or lack thereof) of the fiscal crises kept us away from higher risk sectors and stocks, which turned out to be among the best performers in 2012. Additionally, in our first year, we fought a cash drag (related to our inception) and had several individual holdings—such as Mobistar SA, Nintendo Co., Ltd, and NTT DOCOMO, Inc.—that fell over the course of the year. For the year, Ariel International Equity Fund gained +4.34%, lagging the MSCI EAFE Index, which returned +17.90%. Similarly, Ariel Global Equity Fund advanced +5.50%, trailing the MSCI ACWI Index, which rose +16.80%.

That said, our portfolios perked up in the fourth quarter as our out-of-favor picks Nokia Corp. and Mediaset SpA, which had been detractors for most of the year, rallied strongly and our contrarian call on overweighting Japanese multinationals paid off handsomely, as well. In the fourth quarter, Ariel International Equity Fund gained +6.79%, narrowly beating the MSCI EAFE Index, which moved +6.60%. Meanwhile, Ariel Global Equity Fund rose +5.29%, topping the MSCI ACWI Index, which returned +3.01%. Taken altogether, it was a disappointing start, but we are enthusiastic about the portfolios’ prospects.

We live in a world where so much is upside down. The 2008-2009 financial crisis stemmed from commercial banks’ excessive risk-taking in the lead-up to the crash, yet markets somehow believe similar risk-taking by central banks will lead us out of the mess. The global investing public regards bonds1 as stable—and even sometimes applies the label “risk free”—and simultaneously sees equities as volatile and, therefore, much more risky. Within this simplistic rubric, junk bonds have their lowest yields in 30 years, yet the appetite to own them is enormous. Meanwhile, cash (which is much closer to actually being low-risk) is a four-letter word, but junk is not. At Ariel, we believe such conventional, superficial thinking will likely prove to be the Achilles’ heel of many investment portfolios over the next decade.

First and foremost, risk is not synonymous with volatility, and return is not the same as stability. For years leading into the housing crisis, the real estate market appeared remarkably stable, yet its crash was devastating and wide-reaching. The volatility of the asset class was demonstrably low until it suddenly was not. The sudden shift impaired the balance sheets of tens of millions of U.S. homeowners (who counted on smoothly increasing prices) and destroyed banks (that bet their own solvency on a golden goose—an asset with substantial returns and negligible risks). Although seemingly everyone knows this story and its catastrophic ending, far too few seem to realize a similar predicament may await fixed income investors. Bonds are not in fact riskless—when yields rise, bonds drop in price. Given how low today’s yields are relative to their long-term average, simple reversion to the mean suggests a massive comeuppance is quite possible. Decades of investment history demonstrate the smart, long-term investor should eschew current fetishes and crowded trades, embracing instead a contrarian approach—especially when the consensus borders on unanimity.

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At Ariel, we have always been independent thinkers. We do not subordinate our own judgment to that of the herd. So we reject the conventional view that bonds are safe and equities are risky; indeed, over the next decade or so, we think the opposite is likely to be true. Moreover, given global investors’ current preference for perceived stability, out-of-favor equity sectors and maligned countries are likely to be safer than the current darlings.

Such a forecast may seem hard to believe, but history shows it has happened before—quite recently, in fact. In 2000, who would have imagined that bonds would outperform equities over the next 13 years—by an annual margin of nearly four to one? Moreover, how many believed Apple Inc. would become the most valuable company in the entire world, rising from less than $7 per share to more than $485 today? And what portion of investors would have predicted that lawsuit-riddled tobacco company Altria Group Inc. would gain +22.85% annually through the end of 2012, while fiber-optic high-flyer JDS Uniphase Corp. would lose more than that per year, -25.73%, over the same period?

Such is the way of markets, however. They do not reward complacency, nor do they pay off seemingly sure-fire bets. They reward independent thinking and forward-looking investing.

We have packed our portfolios with the results of such a practice. We are underweight commodity-linked equities—which we see as a crowded trade—and are not seduced by today’s high yields in the utilities sector. Instead, we are overweight the health care sector, where dividends are more modest but likely to grow. Also, we prefer the perceived volatility of the technology sector, where many stocks are downright cheap, to the overrated “stability” of consumer staples, where most big-brand multinationals are quite expensive. Finally, we are overweight the “submerging” market of Japan but underweight the emerging markets, particularly the so-called BRIC nations.

We conclude with a salute to the SEC slogan “Past performance does not guarantee future returns.” We suggest you think independently by entrusting a portion of your assets to those who will manage it with a contrarian streak. We are proud to include ourselves among those ranks.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

1
Investing in equity stocks is risky and subject to the volatility of the markets, and investments in foreign securities may underperform and may be more volatile than investments in U.S. securities. Bonds are fixed income securities in that at the time of the purchase of a bond, the amount of income and the timing of the payments are known. Risks of bonds include credit risk and interest rate risk, both of which may affect a bond’s investment value by resulting in lower bond prices or an eventual decrease in income.

17

Ariel International Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies outside the U.S. in developed international markets.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2012
	4th Quarter	1 Year	Life of Fund
Investor Class	+6.79%	+4.34%	+4.32%
Institutional Class	+6.95%	+4.60%	+4.58%
MSCI EAFE® Index	+6.60%	+17.90%	+17.85%

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)

	Ariel International Equity Fund†	MSCI EAFE Index

Information technology	22.80	4.34

Financials	22.00	24.72

Consumer staples	17.49	11.61

Health care	10.65	9.79

Consumer discretionary	9.80	10.70

Telecommunication services	7.41	4.89

Industrials	4.90	12.58

Energy	4.01	7.69

Utilities	0.94	3.86

Materials	0.00	9.82

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

Japan	26.56

U.K.	19.06

Switzerland	12.65

Germany	8.27

Netherlands	5.05

Finland	4.04

Ireland	3.93

China	3.54

Canada	3.43

Italy	3.01

France	2.49

Spain	2.44

Belgium	1.70

Norway	1.54

U.S.	0.98

Australia	0.44

Brazil	0.34

Turkey	0.28

Sweden	0.25

TOP TEN HOLDINGS

1	Roche Holding AG	5.0%
2	Tesco plc	4.9%
3	Deutsche Boerse AG	4.4%
4	Koninklijke Ahold NV	3.9%
5	Murata Manufacturing Co., Ltd.	3.2%
6	Ryanair Holdings plc ADR	3.0%
7	Vanguard MSCI EAFE ETF	2.9%
8	Man Group plc	2.9%
9	Nintendo Co., Ltd	2.7%
10	Japan Tobacco Inc.	2.3%

For the purpose of determining the Fund’s top ten, securities of the same issuer are aggregated.

Expense Ratio (as of 9/30/2012)*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	17.00%	15.70%

*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.
**Annualized
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market weighted index of companies in developed markets, excluding the U.S. and Canada. An investor cannot invest directly in an index.

arielinvestments.com	18	800.292.7435

Ariel Global Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies both within and outside the U.S., in countries with developed or emerging markets.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2012
	4th Quarter	1 Year	Life of Fund
Investor Class	+5.29%	+5.50%	+5.48%
Institutional Class	+5.37%	+5.79%	+5.77%
MSCI AC World IndexSM	+3.01%	+16.80%	+16.75%

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)

	Ariel Global Equity Fund†	MSCI AC World Index

Information technology	25.44	12.10

Health care	21.33	9.31

Financials	16.54	21.11

Consumer staples	12.60	10.38

Consumer discretionary	7.40	10.73

Telecommunication services	6.86	4.34

Industrials	6.78	10.39

Energy	3.05	10.58

Utilities	0.00	3.46

Materials	0.00	7.61

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

U.S.	34.93

Japan	14.08

U.K.	12.58

Switzerland	9.36

Germany	4.58

China	3.59

Netherlands	3.58

Finland	3.04

Ireland	2.57

Italy	2.18

Canada	1.86

France	1.43

Belgium	1.23

Czech Republic	1.22

Norway	1.04

Spain	0.80

Brazil	0.79

Turkey	0.57

Australia	0.39

Sweden	0.18

TOP TEN HOLDINGS

1	Roche Holding AG	5.3%
2	Tesco plc	4.9%
3	Johnson & Johnson	4.5%
4	Deutsche Boerse AG	3.6%
5	Gilead Sciences, Inc.	3.5%
6	Koninklijke Ahold NV	3.2%
7	Microsoft Corp.	2.7%
8	Quest Diagnostics Inc.	2.4%
9	Ryanair Holdings plc ADR	2.3%
10	Man Group plc	2.3%

For the purpose of determining the Fund’s top ten, securities of the same issuer are aggregated.

Expense Ratio (as of 9/30/2012)*	Investor Class**	Institutional Class**
Net	1.40%	1.15%
Gross	12.33%	4.07%

*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Global Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.
**Annualized
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets. An investor cannot invest directly in an index.

19

Goldman, Sachs & Co. is a leading global investment banking, securities and investment management firm that provides a wide range of financial services to a substantial and diversified client base including corporations, financial institutions, governments and high-net-worth individuals. Goldman has offices in over 30 countries with roughly half of its total 32,000 employees based outside the Americas. The company reports its activities across four business segments: Investment Banking, Institutional Client Services, Investing & Lending and Investment Management. Goldman Sachs was founded by Marcus Goldman in 1869 and is headquartered in New York City.

Diverse and Robust Franchise
Goldman has the strongest investment banking franchise on Wall Street. It has ranked first in worldwide mergers and acquisitions over the past five years. The brand advantage resulting from Goldman’s presence on a transaction is powerful. Goldman views investment banking as core to its franchise value and thus much of the investment in the business is within this segment as it seeks to maintain its leading market position. Beyond core investment banking, the firm has a diverse and robust franchise, including first-in-class high net worth wealth and asset management businesses, which exhibited their resilience during the financial crisis. Despite the meaningful hits the company’s reputation has absorbed over the last few years, the company has a superior ability to attract and retain talent.

Macro Environment
The primary issue influencing today’s sentiment concerns earnings in the new ‘post-crash’ world. Since going public nearly 15 years ago, Goldman has achieved greater than 30% returns on equity capital at cyclical peaks. Massive regulatory scrutiny, new capital rules, and changes in funding mix have altered the industry landscape, however. More capital requirements lead to much lower leverage in the model going forward and thus lower returns for shareholders. In addition to changing capital regulations, Goldman will need to reduce activity levels in and even exit certain business lines such as proprietary trading as a result of new regulations. Furthermore, the sluggish global macro environment and reduced risk appetite has only added to the market’s concern over returns in the capital markets, providing a cyclical headwind to already material secular changes.

Attractive Valuation
Although future returns will be substantially lower, they are also currently depressed for a host of cyclical reasons as well. Poor sentiment has depressed valuations to levels that we feel fail to properly value the globe’s leading financial services firm. Goldman shares trade at a slight premium to tangible book value – levels that discount an overly bearish assessment of Goldman’s earning power in a healthier capital market environment with more regulatory clarity. Shares remain undervalued even considering the substantial recovery off the lows of last summer. As of December 31, 2012, shares traded at a 28% discount to our PMV of $177.

arielinvestments.com	20	800.292.7435

Janus Capital Group Inc. is a leading global investment firm offering strategies from three distinct investment boutiques: Janus Capital Management LLC, INTECH Investment Management LLC and Perkins Investment Management LLC. Each subsidiary employs a research-intensive approach that is distinct within its respective asset class. The company’s core investment strategies are growth/blend and fixed income products managed under the Janus brand, mathematical/quantitative strategies managed by the company’s INTECH subsidiary and value products managed under the Perkins brand. As of December 31, 2012, Janus managed $156.8 billion in assets through its mutual fund families and institutional separate account businesses.

Brand Recognition
Janus is one of the premier growth investing companies operating today. The Janus brand is well recognized by investors, with a research process that is differentiated from most competitors. Janus believes that its depth of research, experienced portfolio managers and analysts, along with its willingness to make concentrated investments when it finds itself with a research edge, helps to differentiate itself from its competitors. Following five consecutive years of equity mutual funds net outflows, the question is how much longer before investors re-engage in equities? With Janus’ significant equity exposure, over 80% of its AUM, we believe the company should be a prime beneficiary of U.S. equity mutual fund inflows when investors return to stocks. This drive should generate increased optimism on equity sensitive asset managers such as Janus.

Fees and Balance Sheet Considerations
Performance fees continue to negatively impact Janus’ revenues in a meaningful way as a result of lagging performance in the case of several of its funds. In 2012, we forecast performance fees to lower revenue by approximately $80 million, or $0.29 per share before expense offsets. With 35% of its AUM consisting of performance fee-based mutual funds, a sustained performance recovery should lead to less negative performance fees. Despite these challenges, Janus is in a remarkably strong financial position today. Following the market downturn in 2009, we acknowledged that while Janus was much more leveraged than its peers, we were confident that its debt load was highly manageable. Since June 2009, Janus’ debt to LTM* EBITDA ratio has fallen to 2.17x (September 2012) from 4.24x. More importantly, Janus finds itself in a net cash position and possesses a 2.5% dividend yield after reinstating its dividend in the second quarter of 2011.

Attractive Valuation
Janus’ valuation has attracted interest. In August 2012, Dai-ichi Life Insurance Company, Japan’s third largest life insurer, agreed to acquire a stake in Janus through open market purchases of not less than 15% and not more than 20% of its shares. At present, Dai-ichi currently holds 19.9% of Janus’ outstanding shares. Additionally, Dai-ichi is expected to invest $2 billion of its assets in various Janus products, receive one board seat and more importantly help Janus’ Japanese distribution. Janus mutual funds stand to benefit from continued strength in the equity markets, improving relative performance and increased stock exposure in individual and institutional portfolios. We regard Janus as well-positioned from a growth and profitability standpoint to deliver solid returns to investors. Janus ended the year at $8.52, or 11.7x our calendar 2013 cash earnings estimate.

* Last Twelve Months

21

Royal Caribbean is the second-largest cruise operator in the world with approximately 25 percent of the global market share. Royal operates under the Royal Caribbean International, Celebrity Cruises, Pullmantur, Azamara Club Cruises and CDF Croisieres de France brands. Altogether Royal operates 41 ships with total passenger capacity of approximately 90,000. Royal ships operate globally with approximately 460 destinations available on its various itineraries. Royal’s international presence will continue to grow with three additional ships joining the fleet before the end of 2016.

Costa Concordia
In January 2012, the cruise line industry had one of its largest disasters when the Costa Concordia ran aground off the coast of Italy. Although Royal was not the owner of the vessel, the impact of the disaster was felt throughout the industry. Media attention and questions surrounding the safety of cruise ships led to soft customer demand early in the year. Since the disaster, safety concerns have waned and the positive experiences of passengers have improved the outlook for cruise demand.

Best Ships in Cruising
With its significant capital spending in 2009 and 2010, Royal assembled an impressive fleet of ships. Its two Oasis-class ships are the largest in the industry, each boasting capacity for nearly 5,400 guests. These ships offer 26 dining options, onboard parades, aqua shows, Broadway shows, ice skating, shopping, 3-D movies and many other features. Customers have paid higher prices to cruise on these vessels as they offer unique experiences unavailable anywhere else. The returns on these ships have been so strong that Royal recently announced it is building a third Oasis-class ship for delivery in 2016. Royal has a sustainable advantage with these ships in operation, as it would take about three years for a competitor to order and build a comparable vessel. We believe this advantage over the next few years will help Royal continue to differentiate itself from the competition.

Smooth Sailing Ahead
The early success of Royal’s Oasis-class ships and an improving economy has helped to lift the pricing of its cruises. Additionally, the company’s focus on lowering its cost structure during the economic downturn will help Royal post strong earnings in the future. These strong earnings will help the company continue to improve its balance sheet with a goal of reaching investment grade.

Intriguing Valuation
Although the clouds have started to lighten over the stock, Royal Caribbean remains an intriguing investment opportunity in our view. The market is valuing the company as if it will recover but will not improve its return on capital. We believe management has righted the ship and is back on a course to record profitability.

As of December 31, 2012, shares traded at $34.00, a 28.6% discount to our steadily growing private market value of $47.59.

arielinvestments.com	22	800.292.7435

Founded in 1996, XO Group Inc. is a leading media company that provides valued and trusted content for couples entering various life stages – marriage, homeownership and first child. The company’s core brand is The Knot, a website that provides a one-stop shop for all wedding planning needs. Other media assets include The Bump, The Nest, Gift Registry 360 and a Western wedding site in China. Over the past several years, the stock price has been pressured over investor myopia towards management’s perceived “always planting, never harvesting” approach to managing the business. Yet, with a rock solid balance sheet and early signs that key investments are paying off, we see the current stock price as a bargain for several valuable life stage brands.

Saying “Yes” To Much More Than The Dress
The Knot was founded by married couple David Liu and Carley Roney with the goal of making wedding planning simple. Each year, more than 80% of the 2 million plus U.S. couples that get married visit TheKnot.com during the planning process. With over $70 billion spent on weddings every year, this user base is extremely valuable to advertisers. These customers turn over annually, are price insensitive, are forming strong brand relationships and have a known and immediate timeline to purchase. As a result, the click-through rate for advertisements placed on the site is over 150 times greater than the average website.

From One “First” To The Next
Most investors fail to appreciate that XO Group goes way beyond weddings. Once a couple is married, the company instantly becomes the platform of choice for the next “firsts” – first home and first child. While The Knot primarily appeals to local advertisers, once users buy their first home and have their first child, suddenly national advertisers become interested – think nursery, clothing, baby gear, insurance, cars and estate planning. The Bump, in particular, is quickly becoming another powerful brand. Over 1.5 million children are born to new parents annually resulting in over $20 billion in spending. Last year alone, over 200,000 new members signed up for The Bump’s services across the website, mobile app and magazine.

Investing For The Long-Term
Over the last few years, investors have become frustrated that management has sacrificed near-term monetization for long-term value. CEO David Liu reinvested in the company’s local advertising platform, increasing efficiency and efficacy for local vendors. He also recognized that an annually churning, wedding-related user base could be leveraged for other life stage assets. Meanwhile, CFO John Mueller set clear financial targets and returned cash to shareholders by buying back nearly 30% of outstanding shares over the last two years. Today, the local advertising business is growing revenues double digits, EPS has grown from just pennies to over $0.30 per share and a strong balance sheet has net cash of nearly $3 per share.

Discount Shopping
We view XO Group as a tremendous bargain for an extremely valuable compilation of life stage media assets. With ample excess cash and an excellent management team, the margin of safety1 is attractive. From our long-term view, we are buying into the early stages of growth across several leading brands at a fire sale price. As of December 31, 2012, shares traded at $9.30, a 36% discount to our estimate of intrinsic value.

1
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

23

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar

Company	Ticker Symbol	Price 12/31/12	Low	High	2011 Actual Calendar	2012 Actual Calendar	2013 Estimated Calendar	2011 Actual P/E	2012 Actual P/E	2013 Estimated P/E	Market Cap. ($MM)
Symmetry Medical Inc.	SMA	10.52	6.41	10.64	0.36	0.53	0.72	29.2	19.8	14.6	387
Contango Oil & Gas Co.	MCF	42.36	38.10	65.08	4.41	3.79	2.38	9.6	11.2	17.8	644
International Speedway Corp.	ISCA	27.62	23.18	29.30	1.54	1.46	1.72	18.0	18.9	16.1	729
WMS Industries Inc.	WMS	17.50	13.90	25.30	1.58	1.32	1.33	11.1	13.3	13.2	955
Interface, Inc.	IFSIA	16.08	10.76	16.37	0.67	0.70	1.00	24.0	23.0	16.1	1,060
Meredith Corp.	MDP	34.45	26.89	37.84	2.85	2.85	2.94	12.1	12.1	11.7	1,243
Littelfuse, Inc.	LFUS	61.71	42.96	64.99	4.21	4.11	4.37	14.7	15.0	14.1	1,448
Fair Isaac Corp.	FICO	42.03	34.60	47.86	2.17	2.69	2.95	19.4	15.6	14.2	1,468
DeVry Inc.	DV	23.73	18.15	42.37	3.94	2.70	2.25	6.0	8.8	10.5	1,506
Simpson Manufacturing Co., Inc.	SSD	32.79	23.22	35.06	1.12	0.95	1.40	29.3	34.5	23.4	1,585
Brady Corp.	BRC	33.40	24.72	34.94	2.54	2.38	2.58	13.1	14.0	12.9	1,589
Janus Capital Group Inc.	JNS	8.52	6.23	9.70	0.85	0.64	0.73	10.0	13.3	11.7	1,595
Charles River Laboratories Intl Inc.	CRL	37.47	27.02	41.64	2.56	2.73	2.89	14.6	13.7	13.0	1,819
Bristow Group Inc.	BRS	53.66	37.92	54.97	3.60	1.73	3.71	14.9	31.0	14.5	1,931
Anixter Intl Inc.	AXE	63.98	47.98	74.00	5.94	5.88	6.64	10.8	10.9	9.6	2,063
Washington Post Co.	WPO	365.21	327.00	405.00	16.84	27.48	20.41	21.7	13.3	17.9	2,249
Sotheby’s	BID	33.62	27.43	41.24	2.40	1.76	1.93	14.0	19.1	17.4	2,279
Bio-Rad Laboratories, Inc.	BIO	105.05	91.52	118.00	7.25	6.80	7.25	14.5	15.4	14.5	2,443
First American Financial Corp.	FAF	24.09	12.45	24.98	0.86	2.15	1.92	28.0	11.2	12.5	2,570
City National Corp.	CYN	49.52	44.02	54.83	3.21	3.95	4.00	15.4	12.5	12.4	2,664
Madison Square Garden Co.	MSG	44.35	27.95	45.99	1.23	1.62	1.97	36.1	27.4	22.5	2,752
Dun & Bradstreet Corp.	DNB	78.65	62.62	86.52	5.60	6.43	7.19	14.0	12.2	10.9	3,505
Jones Lang LaSalle Inc.	JLL	83.94	60.61	87.52	4.99	5.76	6.25	16.8	14.6	13.4	3,697
KKR & Co. L.P.	KKR	15.23	11.03	15.68	0.73	2.58	2.11	20.9	5.9	7.2	3,711
Lazard Ltd	LAZ	29.84	22.21	31.90	1.31	1.20	2.00	22.8	24.9	14.9	3,750
International Game Technology	IGT	14.17	10.92	18.10	1.12	1.10	1.27	12.7	12.9	11.2	3,771
IDEX Corp.	IEX	46.53	34.06	46.69	2.76	2.89	3.23	16.9	16.1	14.4	3,846
Gannett Co., Inc.	GCI	18.01	12.17	19.99	2.23	2.37	2.20	8.1	7.6	8.2	4,138
Snap-on Inc.	SNA	78.99	50.18	80.45	4.71	5.13	5.78	16.8	15.4	13.7	4,592
Interpublic Group of Cos., Inc.	IPG	11.02	9.04	12.17	0.77	0.87	1.03	14.3	12.7	10.7	4,754
Hospira, Inc.	HSP	31.24	28.62	38.49	3.06	2.15	3.10	10.2	14.5	10.1	5,161
Mohawk Industries, Inc.	MHK	90.47	57.62	93.95	3.79	4.40	5.70	23.9	20.6	15.9	6,248
Newell Rubbermaid Inc.	NWL	22.27	15.93	22.49	1.59	1.71	1.83	14.0	13.0	12.2	6,405
CBRE Group, Inc.	CBG	19.90	14.97	21.16	1.11	1.30	1.48	17.9	15.3	13.4	6,552
Royal Caribbean Cruises Ltd.	RCL	34.00	22.12	36.18	2.80	1.84	2.72	12.1	18.5	12.5	7,415
McCormick & Co., Inc.	MKC	63.53	49.87	66.37	2.80	3.08	3.36	22.7	20.6	18.9	7,631
Life Technologies Corp.	LIFE	49.08	38.55	51.97	3.73	3.98	4.39	13.1	12.3	11.2	8,436
J.M. Smucker Co.	SJM	86.24	70.50	89.39	5.30	5.63	6.10	16.3	15.3	14.1	9,354
Nordstrom, Inc.	JWN	53.50	46.27	58.44	3.14	3.50	3.96	17.0	15.3	13.5	10,705
Zimmer Holdings, Inc.	ZMH	66.66	52.70	69.09	5.14	5.67	6.13	13.0	11.8	10.9	11,566

Note: Holdings are as of December 31, 2012. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2012. P/E ratios are based on earnings stated and December 31, 2012 stock price.

arielinvestments.com	24	800.292.7435

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar

Company	Ticker Symbol	Price 12/31/12	Low	High	2011 Actual Calendar	2012 Actual Calendar	2013 Estimated Calendar	2011 Actual P/E	2012 Actual P/E	2013 Estimated P/E	Market Cap. ($MM)
Contango Oil & Gas Co.	MCF	42.36	38.10	65.08	4.41	3.79	2.38	9.6	11.2	17.8	644
International Speedway Corp.	ISCA	27.62	23.18	29.30	1.54	1.46	1.72	18.0	18.9	16.1	729
DeVry Inc.	DV	23.73	18.15	42.37	3.94	2.70	2.25	6.0	8.8	10.5	1,506
Janus Capital Group Inc.	JNS	8.52	6.23	9.70	0.85	0.64	0.73	10.0	13.3	11.7	1,595
Sotheby’s	BID	33.62	27.43	41.24	2.40	1.76	1.93	14.0	19.1	17.4	2,279
Apollo Group, Inc.	APOL	20.92	18.36	58.29	4.48	3.27	2.76	4.7	6.4	7.6	2,344
Bio-Rad Laboratories, Inc.	BIO	105.05	91.52	118.00	7.25	6.80	7.25	14.5	15.4	14.5	2,443
First American Financial Corp.	FAF	24.09	12.45	24.98	0.86	2.15	1.92	28.0	11.2	12.5	2,570
City National Corp.	CYN	49.52	44.02	54.83	3.21	3.95	4.00	15.4	12.5	12.4	2,664
Madison Square Garden Co.	MSG	44.35	27.95	45.99	1.23	1.62	1.97	36.1	27.4	22.5	2,752
Towers Watson	TW	56.21	49.74	68.18	4.36	5.05	5.35	12.9	11.1	10.5	3,476
Jones Lang LaSalle Inc.	JLL	83.94	60.61	87.52	4.99	5.76	6.25	16.8	14.6	13.4	3,697
KKR & Co. L.P.	KKR	15.23	11.03	15.68	0.73	2.58	2.11	20.9	5.9	7.2	3,711
Lazard Ltd	LAZ	29.84	22.21	31.90	1.31	1.20	2.00	22.8	24.9	14.9	3,750
International Game Technology	IGT	14.17	10.92	18.10	1.12	1.10	1.27	12.7	12.9	11.2	3,771
Gannett Co., Inc.	GCI	18.01	12.17	19.99	2.23	2.37	2.20	8.1	7.6	8.2	4,138
Snap-on Inc.	SNA	78.99	50.18	80.45	4.71	5.13	5.78	16.8	15.4	13.7	4,592
Interpublic Group of Cos., Inc.	IPG	11.02	9.04	12.17	0.77	0.87	1.03	14.3	12.7	10.7	4,754
Hospira, Inc.	HSP	31.24	28.62	38.49	3.06	2.15	3.10	10.2	14.5	10.1	5,161
Newell Rubbermaid Inc.	NWL	22.27	15.93	22.49	1.59	1.71	1.83	14.0	13.0	12.2	6,405
CBRE Group, Inc.	CBG	19.90	14.97	21.16	1.11	1.30	1.48	17.9	15.3	13.4	6,552
Blackstone Group L.P.	BX	15.59	11.13	17.25	1.38	1.61	2.10	11.3	9.7	7.4	6,607
Tiffany & Co.	TIF	57.34	49.72	74.20	3.40	3.60	3.52	16.9	15.9	16.3	7,269
Western Union Co.	WU	13.61	11.93	19.82	1.67	1.79	1.56	8.1	7.6	8.7	8,119
Life Technologies Corp.	LIFE	49.08	38.55	51.97	3.73	3.98	4.39	13.1	12.3	11.2	8,436
J.M. Smucker Co.	SJM	86.24	70.50	89.39	5.30	5.63	6.10	16.3	15.3	14.1	9,354
Nordstrom, Inc.	JWN	53.50	46.27	58.44	3.14	3.50	3.96	17.0	15.3	13.5	10,705
St. Jude Medical, Inc.	STJ	36.14	30.25	44.80	3.49	3.60	3.91	10.4	10.0	9.2	11,138
Zimmer Holdings, Inc.	ZMH	66.66	52.70	69.09	5.14	5.67	6.13	13.0	11.8	10.9	11,566
Northern Trust Corp.	NTRS	50.16	39.51	50.46	2.50	2.81	3.20	20.1	17.9	15.7	12,028
Stanley Black & Decker, Inc.	SWK	73.97	58.59	81.90	4.22	5.82	6.64	17.5	12.7	11.1	12,437
Omnicom Group Inc.	OMC	49.96	43.83	54.76	3.49	3.76	4.12	14.3	13.3	12.1	13,198
T. Rowe Price Group, Inc.	TROW	65.13	54.47	66.95	2.92	3.28	3.82	22.3	19.9	17.0	16,596
Dell Inc.	DELL	10.13	8.69	18.36	2.06	1.69	1.80	4.9	6.0	5.6	17,616
Carnival Corp.	CCL	36.77	29.15	39.95	2.36	1.91	2.52	15.6	19.3	14.6	21,859
CBS Corp.	CBS	38.05	27.14	38.32	1.80	2.63	2.94	21.1	14.5	12.9	22,533
Thermo Fisher Scientific Inc.	TMO	63.78	44.70	65.54	4.16	4.83	5.38	15.3	13.2	11.9	22,975
Viacom, Inc.	VIAB	52.74	44.85	56.91	3.98	4.44	5.05	13.3	11.9	10.4	23,787
AFLAC Inc.	AFL	53.12	38.14	54.93	6.27	6.58	7.05	8.5	8.1	7.5	24,908
Franklin Resources, Inc.	BEN	125.70	94.38	133.91	8.74	9.25	10.32	14.4	13.6	12.2	26,685
Illinois Tool Works Inc.	ITW	60.81	46.66	63.33	4.22	4.47	5.07	14.4	13.6	12.0	28,182
Accenture plc	ACN	66.50	51.47	71.79	3.54	3.99	4.37	18.8	16.7	15.2	42,848

Note: Holdings are as of December 31, 2012. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2012. P/E ratios are based on earnings stated and December 31, 2012 stock price.

25

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar

Company	Ticker Symbol	Price 12/31/12	Low	High	2011 Actual Calendar	2012 Actual Calendar	2013 Estimated Calendar	2011 Actual P/E	2012 Actual P/E	2013 Estimated P/E	Market Cap. ($MM)
DeVry Inc.	DV	23.73	18.15	42.37	3.94	2.70	2.25	6.0	8.8	10.5	1,506
Apollo Group, Inc.	APOL	20.92	18.36	58.29	4.48	3.27	2.76	4.7	6.4	7.6	2,344
KKR & Co. L.P.	KKR	15.23	11.03	15.68	0.73	2.58	2.11	20.9	5.9	7.2	3,711
Snap-on Inc.	SNA	78.99	50.18	80.45	4.71	5.13	5.78	16.8	15.4	13.7	4,592
Hospira, Inc.	HSP	31.24	28.62	38.49	3.06	2.15	3.10	10.2	14.5	10.1	5,161
Blackstone Group L.P.	BX	15.59	11.13	17.25	1.38	1.61	2.10	11.3	9.7	7.4	6,607
Western Union Co.	WU	13.61	11.93	19.82	1.67	1.79	1.56	8.1	7.6	8.7	8,119
Chesapeake Energy Corp.	CHK	16.62	13.32	26.09	2.80	0.42	1.47	5.9	39.6	11.3	11,047
Zimmer Holdings, Inc.	ZMH	66.66	52.70	69.09	5.14	5.67	6.13	13.0	11.8	10.9	11,566
Northern Trust Corp.	NTRS	50.16	39.51	50.46	2.50	2.81	3.20	20.1	17.9	15.7	12,028
Omnicom Group Inc.	OMC	49.96	43.83	54.76	3.49	3.76	4.12	14.3	13.3	12.1	13,198
Dell Inc.	DELL	10.13	8.69	18.36	2.06	1.69	1.80	4.9	6.0	5.6	17,616
AFLAC Inc.	AFL	53.12	38.14	54.93	6.27	6.58	7.05	8.5	8.1	7.5	24,908
National Oilwell Varco	NOV	68.35	59.07	89.95	4.70	5.85	6.44	14.5	11.7	10.6	29,179
Lockheed Martin Corp.	LMT	92.29	79.05	95.92	10.00	10.32	9.79	9.2	8.9	9.4	29,864
Bank of New York Mellon Corp.	BK	25.70	19.30	26.25	2.34	2.03	2.30	11.0	12.7	11.2	30,033
Walgreen Co.	WAG	37.01	28.53	37.75	2.80	2.77	3.56	13.2	13.4	10.4	34,978
Baxter Intl Inc.	BAX	66.66	48.98	68.91	4.41	4.63	5.02	15.1	14.4	13.3	36,622
Morgan Stanley	MS	19.12	12.26	21.19	1.26	1.59	2.05	15.2	12.0	9.3	37,749
Target Corp.	TGT	59.17	47.25	65.80	4.24	4.37	4.95	14.0	13.5	12.0	38,507
Accenture plc	ACN	66.50	51.47	71.79	3.54	3.99	4.37	18.8	16.7	15.2	42,848
Goldman, Sachs & Co.	GS	127.56	90.14	129.72	4.51	14.13	13.50	28.3	9.0	9.4	61,293
Walt Disney Co.	DIS	49.79	37.36	53.40	2.74	3.22	3.58	18.2	15.5	13.9	88,234
Berkshire Hathaway Inc.	BRK.B	89.70	75.86	90.93	4.15	5.15	5.68	21.6	17.4	15.8	98,651
JPMorgan Chase & Co.	JPM	43.97	30.83	46.49	4.48	5.20	5.40	9.8	8.5	8.1	167,144
Johnson & Johnson	JNJ	70.10	61.71	72.74	4.32	5.37	5.78	16.2	13.1	12.1	194,265
International Business Machines Corp.	IBM	191.55	177.35	211.79	13.45	15.12	16.86	14.2	12.7	11.4	216,438
Microsoft Corp.	MSFT	26.73	25.91	32.95	2.73	2.85	3.06	9.8	9.4	8.7	224,801
Exxon Mobil Corp.	XOM	86.55	77.13	93.67	8.42	7.87	8.06	10.3	11.0	10.7	394,611

Note: Holdings are as of December 31, 2012. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of December 31, 2012. P/E ratios are based on earnings stated and December 31, 2012 stock price.

arielinvestments.com	26	800.292.7435

Ariel Fund Schedule of Investments	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—99.09%	Value

	Consumer discretionary & services—37.82%
3,582,339	Gannett Co., Inc.	$64,517,925
5,557,272	Interpublic Group of Cos., Inc.	61,241,137
1,970,898	International Speedway Corp., Class A	54,436,203
3,644,425	International Game Technology	51,641,502
1,510,556	Royal Caribbean Cruises Ltd.	51,358,904
531,648	Mohawk Industries, Inc.(a)	48,098,195
2,136,257	Newell Rubbermaid Inc.	47,574,443
2,523,375	WMS Industries Inc.(a)	44,159,063
1,545,440	DeVry Inc.	36,673,291
733,554	Madison Square Garden Co., Class A(a)	32,533,120
928,271	Meredith Corp.	31,978,936
84,100	Washington Post Co., Class B	30,714,161
733,667	Sotheby’s	24,665,885
238,865	Snap-on Inc.	18,867,946
315,075	Nordstrom, Inc.	16,856,513
		615,317,224
	Consumer staples—2.12%
231,538	J.M. Smucker Co.	19,967,837
229,725	McCormick & Co., Inc.	14,594,429
		34,562,266
	Energy—2.77%
1,062,685	Contango Oil & Gas Co.(b)	45,015,337

	Financial services—29.07%
7,331,278	Janus Capital Group Inc.	62,462,489
2,073,700	Lazard Ltd, Class A	61,879,208
2,530,645	First American Financial Corp.	60,963,238
3,963,045	KKR & Co. L.P.	60,357,175
666,673	Jones Lang LaSalle Inc.	55,960,532
2,503,857	CBRE Group, Inc., Class A(a)	49,826,754
617,400	Dun & Bradstreet Corp.	48,558,510
1,049,000	Fair Isaac Corp.	44,089,470
584,326	City National Corp.	28,935,824
		473,033,200
	Health care—14.53%
1,522,275	Charles River Laboratories Intl Inc.(a)	57,039,644
1,673,901	Hospira, Inc.(a)	52,292,667
1,011,000	Life Technologies Corp.(a)	49,619,880
354,634	Bio-Rad Laboratories, Inc., Class A(a)	37,254,302
2,339,874	Symmetry Medical Inc.(a) (b)	24,615,474
233,100	Zimmer Holdings, Inc.	15,538,446
		236,360,413
	Materials & processing—5.02%
1,253,300	Simpson Manufacturing Co.	41,095,707
2,524,038	Interface, Inc.	40,586,531
		81,682,238
	Producer durables—7.36%
1,105,703	Brady Corp., Class A	36,930,480
691,811	IDEX Corp.	32,189,966
491,400	Littelfuse Inc.	30,324,294
377,940	Bristow Group Inc.	20,280,260
		119,725,000
	Technology—0.40%
102,700	Anixter Intl Inc.	6,570,746
	Total common stocks (Cost $1,079,541,909)	1,612,266,424

Principal Amount	Repurchase Agreement—0.88%	Value

$14,386,967	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2012, due 01/02/2013, repurchase price
	$14,386,975, (collateralized by Freddie Mac, 1.650%, due 11/15/2019; U.S. Treasury Note, 0.625%,
	due 05/31/2017) (Cost $14,386,967)	$14,386,967
	Total Investments (Cost $1,093,928,876) -99.97%	1,626,653,391
	Cash, Other Assets less Liabilities -0.03%	505,366
	Net Assets—100.00%	$1,627,158,757

(a)Non-income producing.
(b)Affiliated company (See Note Three).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

27

Ariel Appreciation Fund Schedule of Investments	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—99.30%	Value

	Consumer discretionary & services—33.14%
5,042,530	Interpublic Group of Cos., Inc.	$55,568,681
857,600	Viacom, Inc., Class B	45,229,824
2,732,990	International Game Technology	38,726,468
956,900	CBS Corp., Class B	36,410,045
1,122,500	International Speedway Corp., Class A	31,003,450
392,100	Snap-on Inc.	30,971,979
1,605,200	Gannett Co., Inc.	28,909,652
646,100	Madison Square Garden, Co., Class A(a)	28,654,535
448,700	Omnicom Group Inc.	22,417,052
988,700	Newell Rubbermaid Inc.	22,018,349
601,600	Sotheby’s	20,225,792
829,335	DeVry Inc.	19,680,119
672,300	Apollo Group, Inc., Class A(a)	14,064,516
231,200	Tiffany & Co.	13,257,008
217,700	Nordstrom, Inc.	11,646,950
162,550	Carnival Corp.	5,976,964
		424,761,384
	Consumer staples—1.48%
219,475	J.M. Smucker Co.	18,927,524

	Energy—1.94%
586,482	Contango Oil & Gas Co.	24,843,377

	Financial services—37.54%
1,905,020	Lazard Ltd, Class A	56,845,797
2,219,800	First American Financial Corp.	53,474,982
1,025,500	Northern Trust Corp.	51,439,080
512,400	Jones Lang LaSalle Inc.	43,010,856
780,200	AFLAC Inc.	41,444,224
2,622,600	Blackstone Group L.P.	40,886,334
4,362,775	Janus Capital Group Inc.	37,170,843
295,400	Franklin Resources, Inc.	37,131,780
2,246,455	KKR & Co. L.P.	34,213,510
1,981,000	Western Union Co.	26,961,410
1,145,950	CBRE Group, Inc.(a)	22,804,405
403,600	City National Corp.	19,986,272
243,300	T. Rowe Price Group, Inc.	15,846,129
		481,215,622
	Health care—16.00%
782,754	Thermo Fisher Scientific Inc.	49,924,050
636,400	Zimmer Holdings, Inc.	42,422,424
982,000	St. Jude Medical, Inc.	35,489,480
884,000	Hospira, Inc.(a)	27,616,160
532,600	Life Technologies Corp.(a)	26,140,008
223,625	Bio-Rad Laboratories, Inc., Class A(a)	23,491,806
		205,083,928
	Producer durables—6.38%
486,400	Towers Watson, Class A	27,340,544
285,699	Stanley Black & Decker, Inc.	21,133,155
343,950	Illinois Tool Works Inc.	20,915,600
187,100	Accenture plc, Class A	12,442,150
		81,831,449
	Technology—2.82%
3,564,800	Dell Inc.	36,111,424

	Total common stocks (Cost $871,169,537)	1,272,774,708

Principal Amount	Repurchase Agreement—0.74%	Value

$9,478,355	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2012, due 01/02/2013, repurchase price $9,478,360, (collateralized by U.S. Treasury Note, 0.625%, due 05/31/2017) (Cost $9,478,355)	$9,478,355
	Total Investments (Cost $880,647,892)—100.04%	1,282,253,063
	Liabilities less Other Assets—(0.04)%	(490,265)
	Net Assets—100.00%	$1,281,762,798

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	28	800.292.7435

Ariel Focus Fund Schedule of Investments	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—99.27%	Value

	Consumer discretionary & services—19.16%
32,400	Target Corp.	$1,917,108
35,700	Omnicom Group Inc.	1,783,572
18,900	Snap-on Inc.	1,492,911
49,700	DeVry Inc.	1,179,381
19,500	Walt Disney Co.	970,905
34,600	Apollo Group, Inc., Class A(a)	723,832
		8,067,709
	Consumer staples—4.86%
55,300	Walgreen Co.	2,046,653

	Energy—9.50%
20,500	Exxon Mobil Corp.	1,774,275
75,100	Chesapeake Energy Corp.	1,248,162
14,300	National Oilwell Varco Inc.	977,405
		3,999,842

	Financial services—33.52%
111,550	Morgan Stanley	2,132,836
15,200	Goldman Sachs & Co.	1,938,912
131,500	Western Union Co.	1,789,715
38,700	JPMorgan Chase & Co.	1,701,639
96,800	KKR & Co. L.P.	1,474,264
52,200	Bank of New York Mellon Corp.	1,341,540
24,600	Northern Trust Corp.	1,233,936
73,400	Blackstone Group L.P.	1,144,306
15,500	AFLAC Inc.	823,360
5,900	Berkshire Hathaway Inc., Class B(a)	529,230
		14,109,738
	Health care—13.00%
30,900	Zimmer Holdings, Inc.	2,059,794
25,300	Johnson & Johnson	1,773,530
12,800	Baxter Intl Inc.	853,248
25,100	Hospira, Inc.(a)	784,124
		5,470,696
	Producer durables—6.82%
22,400	Lockheed Martin Corp.	2,067,296
12,100	Accenture plc, Class A	804,650
		2,871,946
	Technology—12.41%
81,200	Microsoft Corp.	2,170,476
159,700	Dell Inc.	1,617,761
7,500	International Business Machines Corp.	1,436,625
		5,224,862

	Total common stocks (Cost $37,899,830)	41,791,446

	Total Investments (Cost $37,899,830)—99.27%	41,791,446
	Cash, Other Assets less Liabilities—0.73%	307,254
	Net Assets—100.00%	$42,098,700

(a)Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

29

Ariel Discovery Fund Schedule of Investments	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—94.01%	Value

	Consumer discretionary & services—22.37%
47,300	XO Group Inc.(a)	$439,890
14,500	International Speedway Corp., Class A	400,490
9,000	Madison Square Garden Co., Class A(a)	399,150
24,500	Rosetta Stone Inc.(a)	302,330
72,000	Gaiam, Inc., Class A(a)	227,520
10,000	WMS Industries Inc.(a)	175,000
11,795	JAKKS Pacific, Inc.	147,673
15,600	Callaway Golf Co.	101,400
		2,193,453
	Energy—10.24%
39,700	Mitcham Industries, Inc.(a)	541,111
10,925	Contango Oil & Gas Co.	462,783
		1,003,894
	Financial services—19.38%
19,100	First American Financial Corp.	460,119
66,086	Market Leader, Inc.(a)	432,863
136,900	Cowen Group, Inc., Class A(a)	335,405
19,900	AV Homes, Inc.(a)	282,978
13,900	MB Financial, Inc.	274,525
8,800	Symetra Financial Corp.	114,224
		1,900,114
	Health care—3.35%
112,700	Vical Inc.(a)	327,957

	Materials & processing—9.30%
146,434	Orion Energy Systems, Inc.(a)	243,080
24,699	Landec Corp.(a)	234,394
82,894	Rentech, Inc.	218,011
6,600	Simpson Manufacturing Co., Inc.	216,414
		911,899
	Producer durables—10.21%
9,300	Brink’s Co.	265,329
6,000	Team, Inc.(a)	228,240
3,250	Littelfuse Inc.	200,558
50,100	Ballantyne Strong, Inc.(a)	165,330
26,300	Furmanite Corp.(a)	141,231
		1,000,688
	Technology—15.58%
50,380	PCTEL, Inc.	362,736
35,450	Pervasive Software Inc.(a)	315,860
55,000	Imation Corp.(a)	256,850
12,800	Tessera Technologies Inc.	210,176
29,800	Sigma Designs, Inc.(a)	153,470
6,100	Multi-Fineline Electronix, Inc.(a)	123,281
41,200	American Reprographics Co.(a)	105,472
		1,527,845
	Utilities—3.58%
47,100	ORBCOMM Inc.(a)	184,632
130,800	Pendrell Corp. (a)	166,116
		350,748

	Total common stocks (Cost $8,701,203)	9,216,598

Principal Amount	Repurchase Agreement—4.70%	Value

$460,523	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2012, due 01/02/2013,
	repurchase price $460,524, (collateralized by U.S. Treasury Note, 0.625%,
	due 05/31/2017) (Cost $460,523)	$460,523
	Total Investments (Cost $9,161,727)—98.71%	9,677,121
	Cash, Other Assets less Liabilities—1.29%	126,577
	Net Assets—100.00%	$9,803,698

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	30	800.292.7435

Ariel International Equity Fund Schedule of Investments	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—76.60%	Value

	Australia—0.34%
209	CSL Ltd.	$11,800

	Belgium—1.30%
1,774	Mobistar SA	45,601

	Brazil—0.26%
376	Telefonica Brasil SA ADR	9,047

	Canada—2.63%
1,364	Great-West Lifeco Inc.	33,390
1,213	Power Financial Corp.	33,218
347	Tim Hortons Inc.	17,034
198	IGM Financial Inc.	8,281
		91,923
	China—2.71%
779	China Mobile Ltd. ADR	45,743
2,000	China Mobile Ltd.	23,535
223	Baidu, Inc. ADR(a)	22,365
100	Mindray Medical International Ltd ADR	3,270
		94,913
	Finland—3.09%
20,418	Nokia Corp. ADR	80,651
6,962	Nokia Corp.	27,512
		108,163
	France—1.90%
895	BNP Paribas SA	50,952
564	Metropole Television M6(a)	8,866
223	Ipsen SA	6,728
		66,546
	Germany—6.34%
2,484	Deutsche Boerse AG	152,324
4,228	Infineon Techologies AG(a)	34,443
124	Muenchener Rueckversicherungs-Ges. AG	22,385
89	Allianz SE	12,406
		221,558
	Ireland—3.01%
3,073	Ryanair Holdings plc ADR	105,342
	Italy—2.31%
35,772	Mediaset SpA	74,318
1,365	Snam SpA	6,371
		80,689
	Japan—20.34%
1,900	Murata Manufacturing Co., Ltd.	112,084
900	Nintendo Co., Ltd.	96,100
2,900	Japan Tobacco Inc.	81,923
782	Toyota Motor Corp. ADR	72,922
1,700	Canon Inc.	65,892
1,400	Denso Corp.	48,754
1,054	Canon Inc. ADR	41,327
400	Daito Trust Construction Co., Ltd.	37,804
1,400	Nomura Research Institute Ltd.	29,163
600	Toyota Motor Corp.	28,018
120	OBIC Co. Ltd.	24,022
16	NTT DOCOMO, Inc.	23,064
400	Tokyo Electron Ltd.	18,448
700	Chugai Pharmaceuticals Co., Ltd.	13,412
936	Nintendo Co., Ltd ADR	12,458
200	Nikon Corp.(a)	5,905
		711,296

31

Ariel International Equity Fund (continued)	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—76.60% (cont’d)	Value

	Netherlands—3.87%
10,079	Koninklijke Ahold NV	$135,149

	Norway—1.18%
1,543	Gjensidige Forsikring ASA	22,174
2,173	Orkla ASA(a)	19,043
		41,217
	Spain—1.87%
3,477	Indra Sistemas SA	46,508
874	Enagas SA	18,725
		65,233
	Sweden—0.19%
100	Autoliv Inc.	6,739

	Switzerland—9.69%
857	Roche Holding AG	173,269
1,244	Nestle SA	81,163
3,375	UBS AG	52,815
381	Actelion Ltd.	18,231
31	Geberit AG(a)	6,872
15	Swisscom AG(a)	6,500
		338,850
	Turkey—0.22%
465	Turkcell Iletisim Hizmetleri AS ADR(a)	7,505

	United Kingdom—14.60%
30,909	Tesco plc	170,264
74,341	Man Group plc	101,958
5,803	HSBC Holdings plc	61,493
1,171	GlaxoSmithKline plc ADR	50,903
656	Royal Dutch Shell plc ADR	45,231
1,033	Royal Dutch Shell plc, Class A	35,856
5,263	British Telecom Group plc	20,079
454	BT Group plc ADR	17,266
346	GlaxoSmithKline plc	7,533
		510,583
	United States—0.75%
378	Schlumberger Ltd.	26,192

	Total common stocks (Cost $2,456,796)	2,678,346

Number of Shares	Investment Companies—4.49%	Value

	Exchange Traded Funds—4.49%
2,896	Vanguard MSCI EAFE ETF	$102,026
2,443	iShares MSCI United Kingdom Index ETF	43,827
209	Vanguard MSCI Pacific ETF	11,159
		157,012
	Total investment companies (Cost $142,034)	157,012

Principal Amount	Repurchase Agreement—3.22%	Value

$112,420	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2012, due 01/02/2013,
	repurchase price $112,420, (collateralized by U.S. Treasury Note, 0.625%,
	due 05/31/2017) (Cost $112,420)	$112,420
	Total Investments (Cost $2,711,250)—84.31%	2,947,778
	Cash, Other Assets less Liabilities—15.69%	548,600
	Net Assets—100.00%	$3,496,378

ADR American Depositary Receipt
(a)Non-income producing.
See Notes to Schedules of Investments.

arielinvestments.com	32	800.292.7435

Ariel Global Equity Fund Schedule of Investments	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—90.24%	Value

	Australia—0.35%
760	CSL Ltd.	$42,908

	Belgium—1.11%
5,314	Mobistar SA	136,596

	Brazil—0.71%
3,653	Telefonica Brasil SA ADR	87,891

	Canada—1.68%
3,730	Great-West Lifeco Inc.	91,309
2,005	Power Financial Corp.	54,907
631	Tim Hortons Inc.	30,976
708	IGM Financial Inc.	29,610
		206,802
	China—3.24%
3,272	China Mobile Ltd. ADR	192,132
1,199	Baidu, Inc. ADR(a)	120,248
5,000	China Mobile Ltd.	58,838
896	Mindray Medical International Ltd ADR	29,299
		400,517
	Czech Republic—1.11%
645	Komercni Banca AS	136,351
	Finland—2.75%
43,383	Nokia Corp.	171,437
42,387	Nokia Corp. ADR	167,429
		338,866
	France—1.29%
2,146	BNP Paribas SA	122,172
1,221	Metropole Television M6(a)	19,194
606	Ipsen SA	18,283
		159,649
	Germany—4.14%
7,192	Deutsche Boerse AG	441,028
8,561	Infineon Techologies AG (a)	69,742
		510,770
	Ireland—2.32%
8,363	Ryanair Holdings plc ADR	286,684

	Italy—1.96%
116,659	Mediaset SpA	242,365

	Japan—12.70%
4,700	Murata Manufacturing Co., Ltd.	277,259
2,500	Nintendo Co., Ltd.	266,943
4,700	Canon Inc.	182,171
1,897	Toyota Motor Corp. ADR	176,895
4,400	Denso Corp.	153,226
4,300	Japan Tobacco Inc.	121,472
57	NTT DOCOMO, Inc.	82,167
1,590	Canon Inc. ADR	62,344
2,800	Nomura Research Institute Ltd.	58,326
600	Daito Trust Construction Co., Ltd.	56,706
1,200	Tokyo Electron Ltd.	55,345
160	OBIC Co. Ltd.	32,029
1,500	Chugai Pharmaceuticals Co., Ltd.	28,740
500	Nikon Corp.(a)	14,762
		1,568,385
	Netherlands—3.24%
29,779	Koninklijke Ahold NV	399,307
	Norway—0.94%
7,873	Orkla ASA(a)	68,995
3,300	Gjensidige Forsikring ASA	47,423
		116,418
	Spain—0.72%
6,683	Indra Sistemas SA	89,391

	Sweden—0.16%
300	Autoliv Inc.	20,217

33

Ariel Global Equity Fund (continued)	December 31, 2012 (unaudited)

Number of Shares	Common Stocks—90.24% (cont’d)	Value

	Switzerland—8.44%
3,214	Roche Holding AG	$649,810
8,829	UBS AG	138,164
1,913	Nestle SA	124,811
1,395	Actelion Ltd.	66,752
143	Geberit AG(a)	31,700
72	Swisscom AG(a)	31,199
		1,042,436
	Turkey—0.51%
3,922	Turkcell Iletisim Hizmetleri AS ADR(a)	63,301

	United Kingdom—11.35%
109,643	Tesco plc	603,976
203,565	Man Group plc	279,189
4,002	Royal Dutch Shell plc, Class A	138,910
10,225	HSBC Holdings plc	108,352
2,234	GlaxoSmithKline plc ADR	97,112
16,004	British Telecom Group plc	61,058
1,334	BT Group plc ADR	50,732
577	Royal Dutch Shell plc ADR	39,784
1,018	GlaxoSmithKline plc	22,164
		1,401,277
	United States—31.52%
8,000	Johnson & Johnson	560,800
5,804	Gilead Sciences, Inc.(a)	426,304
12,330	Microsoft Corp.	329,581
5,109	Quest Diagnostics Inc.	297,701
27,099	QLogic Corp.(a)	263,673
17,384	NVIDIA Corp.	213,649
6,737	Acacia Research Corporation(a)	172,804
7,500	Yahoo! Inc.(a)	149,250
2,344	Fluor Corp.	137,687
6,721	H&R Block, Inc.	124,809
1,390	Berkshire Hathaway Inc., Class B(a)	124,683
3,662	Broadcom Corp.	121,615
1,733	Schlumberger Ltd.	120,080
1,822	The PNC Financial Service Group, Inc.(a)	106,241
1,387	Wal-Mart Stores, Inc.	94,635
1,940	Plum Creek Timber Co. Inc.	86,078
2,519	Hospira, Inc.(a)	78,694
3,315	Cisco Systems, Inc.	65,140
1,497	Analog Devices, Inc.	62,964
1,480	General Mills, Inc.	59,807
1,386	Vertex Pharmaceuticals Inc.(a)	58,129
2,125	Vantiv, Inc.(a)	43,393
759	Coach, Inc.	42,132
533	Occidental Petroleum Corp.	40,833
1,500	General Electric Co.	31,485
663	MSCI Inc.(a)	20,546
859	TIBCO Software Inc.(a)	18,907
631	Ruckus Wireless, Inc.(a)	14,216
145	3M Co	13,463
61	W.W. Grainger, Inc.	12,345
		3,891,644

	Total common stocks (Cost $10,609,769)	11,141,775

Principal Amount	Repurchase Agreement—4.71%	Value

$581,347	Fixed Income Clearing Corporation, 0.01%, dated 12/31/2012, due 01/02/2013,
	repurchase price $581,347, (collateralized by U.S. Treasury Note, 0.625%,
	due 05/31/2017) (Cost $581,347)	$581,347
	Total Investments (Cost $11,191,116)—94.95%	11,723,122
	Cash, Other Assets less Liabilities—5.05%	623,847
	Net Assets—100.00%	$12,346,969

ADR American Depositary Receipt
(a)Non-income producing.
See Notes to Schedules of Investments.

arielinvestments.com	34	800.292.7435

Notes to Schedules of Investments	December 31, 2012 (unaudited)

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at December 31, 2012.

Securities valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued by pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/ or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Funds’ investments carried at fair value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$1,612,266,424	$1,272,774,708	$41,791,446	$9,216,598
Level 2*	14,386,967	9,478,355	—	460,523
Level 3	—	—	—	—
Fair
Value at
12/31/2012	$1,626,653,391	$1,282,253,063	$41,791,446	$9,677,121

* As of December 31, 2012, Level 2 securities held are repurchase agreements. See Schedule of Investments.

35

Notes to Schedules of Investments (continued)

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Level 1	$795,896	$5,492,513
Level 2**	2,151,882	6,230,609
Level 3	—	—
Fair Value
at 12/31/2012	$2,947,778	$11,723,122

**
As of December 31, 2012, Level 2 securities held are forward currency contracts, which are reflected at the unrealized depreciation on the contract, repurchase agreements and certain foreign stocks. See Schedule of Investments.

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Transfers out of
Level 1	$(1,922,734)	$(5,177,602)
Transfers into
Level 2	1,922,734	5,177,602

Transfers were made into Level 2 from Level 1 due to valuation adjustments on foreign common stocks to account for the market movement between the close of a foreign market and the close of the New York Stock Exchange. There were no transfers into Level 1 or out of Level 2. Transfers between levels are recognized at the end of the reporting period.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2.

Foreign currency— Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Europe risk— Ariel International Equity Fund and Ariel Global Equity Fund invest in securities issued by companies operating in Europe and therefore are subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies. The recent rapid political and social changes throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict.

Forward currency contracts— Ariel International Equity Fund and Ariel Global Equity Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) on the Statement of Operations as realized gain (loss) on foreign currency transactions at the time the forward currency contract is settled or closed.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions— Securities transactions are accounted for on a trade date basis.

arielinvestments.com	36	800.292.7435

December 31, 2012 (unaudited)

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the three months ended December 31, 2012, with affiliated companies:

	Share Activity				Three Months Ended
					December 31, 2012
	Balance			Balance		Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	December 31,	Market Value	Credited to	(Loss) Realized on
	2012			2012		Income	Sale of Shares
Contango Oil & Gas Co.	906,847	155,838	—	1,062,685	$45,015,337	$1,985,094	$—
Symmetry Medical Inc.	2,267,400	72,474	—	2,339,874	24,615,474	—	—
					$69,630,811	$1,985,094	$—

Note Four | Federal income taxes
At December 31, 2012, the cost of investment securities for tax purposes was as follows::

	Ariel Fund	Ariel Appreciation	Ariel Focus Fund	Ariel Discovery	Ariel International	Ariel Global
		Fund		Fund	Equity Fund	Equity Fund
Cost of investments	$1,093,928,876	$880,647,892	$37,899,830	$9,161,727	$2,711,250	$11,191,116

Gross unrealized appreciation	$560,831,394	$440,457,912	$7,393,303	$1,244,030	$333,312	$948,392
Gross unrealized depreciation	(28,106,879)	(38,852,741)	(3,501,687)	(728,636)	(96,784)	(416,386)
Net unrealized appreciation	$532,724,515	$401,605,171	$3,891,616	$515,394	$236,528	$532,006

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

37

Notes to Schedules of Investments (continued)	December 31, 2012 (unaudited)

Note Five | Forward currency contracts
At December 31, 2012, the open forward currency contracts (State Street Bank and Trust as counterparty) are:

	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized
Contract Settlement Date					Appreciation
					(Depreciation)
Ariel International Equity Fund
01/17/2013	AUD	44,913	CAD	44,832	$1,534
02/11/2013	AUD	21,856	CAD	22,554	(25)
02/11/2013	SEK	341,977	EUR	39,896	(140)
02/11/2013	SEK	99,622	EUR	11,622	(41)
02/11/2013	SEK	99,145	EUR	11,567	(41)
02/13/2013	SEK	87,529	JPY	1,071,979	1,069
02/21/2013	SGD	20,264	EUR	12,966	(534)
02/21/2013	SGD	22,596	EUR	14,458	(596)
03/25/2013	DKK	83,896	CHF	13,588	(15)
03/25/2013	AUD	10,816	JPY	951,040	181
03/25/2013	GBP	9,174	CHF	13,588	21
03/25/2013	SGD	9,155	JPY	634,027	171
03/25/2013	AUD	7,158	CHF	6,794	(50)
03/25/2013	AUD	16,440	CHF	15,594	(104)
					$1,430
Ariel Global Equity Fund
01/17/2013	USD	109,397	JPY	8,607,212	$10,038
01/17/2013	USD	115,950	JPY	9,122,799	10,639
02/11/2013	CAD	27,917	EUR	21,884	(854)
02/11/2013	CAD	225,370	EUR	176,673	(6,890)
02/11/2013	SEK	754,851	EUR	88,025	(259)
02/11/2013	AUD	109,181	EUR	88,330	(3,578)
02/11/2013	USD	111,866	EUR	87,538	(3,718)
02/21/2013	SGD	90,270	EUR	57,775	(2,400)
03/25/2013	DKK	254,275	EUR	34,108	(8)
03/25/2013	HKD	875,799	EUR	85,271	389
03/25/2013	AUD	54,239	EUR	42,635	(328)
03/25/2013	AUD	136,711	CHF	129,761	(959)
03/25/2013	ZAR	1,006,303	GBP	72,045	384
03/25/2013	USD	120,732	GBP	74,244	158
03/25/2013	USD	122,933	EUR	92,737	435
03/25/2013	USD	112,689	JPY	9,508,848	2,863
03/25/2013	USD	123,017	CHF	112,056	319
03/25/2013	USD	202,680	JPY	17,102,448	5,149
03/25/2013	USD	112,326	CHF	102,317	292
03/25/2013	USD	113,035	EUR	85,271	400
					$12,072

arielinvestments.com	38	800.292.7435

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH*
Retired Executive Director
Shalem Institute for Spiritual Formation, Inc.

CHRISTOPHER G. KENNEDY*
Chairman of the Board of Trustees
University of Illinois
Former President
Merchandise Mart Properties, Inc.

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman
of Investment Banking
Lazard Ltd

H. CARL MCCALL*
Chairman
The State University of New York

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Investments, LLC

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

TRUSTEES EMERITUS
(no Trustee duties or responsibilities)

JOHN G. GUFFEY, JR.

BERT N. MITCHELL, CPA

* *Independent Trustee*

39